Exhibit 10.62

CNL Income Properties, Inc.

Schedule of Omitted Agreements

The following lease agreements have not been filed as exhibits to this Post-Effective Amendment No. Five to the Registration Statement pursuant to Instruction 2 of Item 601 of Regulation S-K:

Asset Purchase Agreements:

1.	Asset Purchase Agreement dated January 9, 2007 between Brighton Resort, LLC, a Michigan Limited Liability Company and CNL Income Partners, LP, a Delaware Limited Partnership.

Leases:

1.	Lease Agreement dated as of January 8, 2007 by and between CNL Income Brighton, LLC, a Delaware limited liability company and Brighton Resort, LLC, a Michigan limited liability company.

2.	Lease Agreement dated as of January 20, 2007 by and between CNL Income Northstar, LLC, a Delaware limited liability company, and Trimont Land Company, a California corporation.

3.	Lease Agreement dated as of January 20, 2007 by and between CNL Income Snoqualmie, LLC, a Delaware limited liability company, and and Ski Lifts, Inc., a Washington corporation.

4.	Lease Agreement dated as of January 20, 2007 by and between CNL Income Loon Mountain, LLC, a Delaware limited liability company, and Loon Mountain Recreation Corporation, a New Hampshire corporation.

5.	Lease Agreement dated as of January 20, 2007 by and between CNL Income Sierra, LLC, a Delaware limited liability company, and Sierra-at-Tahoe, Inc., a Delaware corporation.

6.	Personal Property Lease Agreement dated as of January 20, 2007 by and between CNL Income Northstar TRS Corp., a Delaware limited liability company, and Trimont Land Company, a California corporation.

7.	Personal Property Lease Agreement dated as of January 20, 2007 by and between CNL Income Loon Mountain TRS Corp., a Delaware limited liability company, and Loon Mountain Recreation Corporation, a New Hampshire corporation.

8.	Personal Property Lease Agreement dated as of January 20, 2007 by and between CNL Income Sierra TRS Corp., a Delaware limited liability company, and Sierra-at-Tahoe, Inc., a Delaware corporation.

9.	Personal Property Lease Agreement dated as of January 20, 2007 by and between CNL Income Snoqualmie TRS Corp., a Delaware limited liability company, and Ski Lifts, Inc., a Washington corporation.

10.	Canyon Springs Golf Club, San Antonio, Texas Lease Agreement dated as of November 16, 2006 by and between CNL Income Canyon Springs, LLC, a Delaware limited liability company, and Assigns, and Evergreen Alliance Golf Limited, L.P. a Delaware Limited Partnership.

11.	Lake Park Golf Club, Lewisville, Texas Sub-Concession Agreement dated as of November 16, 2006 by and between CNL Income Lake Park, LLC, a Delaware Limited Liability Company, and Assigns, and Evergreen Alliance Golf Limited, L.P. a Delaware Limited Partnership.

CNL Income Properties, Inc.

Schedule of Omitted Agreements

12.	Plantation Golf Club, Frisco, Texas Lease Agreement dated as of November 16, 2006 by and between CNL Income Plantation, LLC, a Delaware limited liability company, and Assigns, and Evergreen Alliance Golf Limited, L.P. a Delaware Limited Partnership.

13.	Clear Creek Golf Club, Houston, Texas Lease Agreement dated as of November 16, 2006 by and between CNL Income Clear Creek, LLC, a Delaware limited liability company, and Assigns, and Evergreen Alliance Golf Limited, L.P. a Delaware Limited Partnership.

14.	The Golf Club at Fossil Creek, Fort Worth, Texas Lease Agreement dated as of November 16, 2006 by and between CNL Income Fossil Creek, LLC, a Delaware limited liability company, and Assigns, and Evergreen Alliance Golf Limited, L.P. a Delaware Limited Partnership.

15.	Mansfield National Golf Club, Mansfield, Texas Sublease Agreement dated as of November 16, 2006 by and between CNL Income Mansfield, LLC, a Delaware limited liability company, and Assigns, and Evergreen Alliance Golf Limited, L.P. a Delaware Limited Partnership.

16.	The Golf Club at Cinco Ranch, Katy, Texas Lease Agreement dated as of November 16, 2006 by and between CNL Income Cinco Ranch, LLC, a Delaware limited liability company, and Assigns, and Evergreen Alliance Golf Limited, L.P. a Delaware Limited Partnership.

17.	Operating Lease and Sublease Agreement dated as of December 22, 2006 by and between CNL Income Sandusky Marina, LLC, a Delaware Limited Liability Company and Marinas International Consolidated, L.P., a Delaware Limited Partnership.

18.	Sublease Agreement dated as of December 22, 2006 by and between CNL Income Pier 121 Marina, LLC, a Delaware Limited Liability Company, and Marinas International Consolidated, L.P., a Delaware Limited Partnership.

19.	Sublease Agreement dated as of December 22, 2006 by and between CNL Income Burnside Marina, LLC, a Delaware Limited Liability Company, and Marinas International Consolidated, L.P., a Delaware Limited Partnership.

20.	Operating Lease and Sublease Agreement dated as of December 22, 2006 by and between CNL Income Lakefront Marina, LLC, a Delaware Limited Liability Company and Marinas International Consolidated, L.P., a Delaware Limited Partnership.

21.	Sublease Agreement dated as of December 22, 2006 by and between CNL Income Beaver Creek Marina, LLC, a Delaware Limited Liability Company, and Marinas International Consolidated, L.P., a Delaware Limited Partnership.

22.	Mesa Del Sol Golf Club, Yuma, Arizona Lease Agreement dated as of December 22, 2006 by and between CNL Income Mesa Del Sol, LLC, a Delaware limited liability company, and Evergreen Alliance Golf Limited, L.P. a Delaware Limited Partnership.

23.	Royal Meadows Golf Club, Kansas City, Missouri Lease Agreement dated as of December 22, 2006 by and between CNL Income Royal Meadows, LLC, a Delaware limited liability company, and Evergreen Alliance Golf Limited, L.P. a Delaware Limited Partnership.

24.	Painted Hills Golf Club, Kansas City, Missouri Lease Agreement dated as of December 22, 2006 by and between CNL Income Painted Hills, LLC, a Delaware limited liability company, and Evergreen Alliance Golf Limited, L.P. a Delaware Limited Partnership.

25.	Fox Meadow Country Club, Medina, Ohio Lease Agreement dated as of December 22, 2006 by and between CNL Income Fox Meadow, LLC, a Delaware limited liability company, and Evergreen Alliance Golf Limited, L.P. a Delaware Limited Partnership.

CNL Income Properties, Inc.

Schedule of Omitted Agreements

26.	Weymouth Country Club, Medina, Ohio Lease Agreement dated as of December 22, 2006 by and between CNL Income Weymouth, LLC, a Delaware limited liability company, and Evergreen Alliance Golf Limited, L.P. a Delaware Limited Partnership.

27.	Signature of Solon Country Club, Solon, Ohio Lease Agreement dated as of December 22, 2006 by and between CNL Income Signature of Solon, LLC, a Delaware limited liability company, and Evergreen Alliance Golf Limited, L.P. a Delaware Limited Partnership.

28.	LakeRidge Country Club, Lubbock, Texas Lease Agreement dated as of December 22, 2006 by and between CNL Income LakeRidge, LLC, a Delaware limited liability company, and Evergreen Alliance Golf Limited, L.P. a Delaware Limited Partnership.

Loan Agreements/Mortgages:

1.	Loan Agreement dated November 14, 2006, by CNL Income Palmetto, LLC, a Delaware limited liability company, CNL Income South Mountain, LLC, a Delaware limited liability company, and CNL Income Bear Creek, LLC, a Delaware limited liability company, and Sun Life Assurance Company of Canada, a Canadian corporation.

2.	Amended And Restated Loan Agreement dated November30, 2006, by CNL Income Palmetto, LLC, a Delaware limited liability company, CNL Income South Mountain, LLC, a Delaware limited liability company, CNL Income Bear Creek, LLC, a Delaware limited liability company, CNL Income Valencia, LLC, a Delaware limited liability company, CNL Income Weston Hills, LLC, a Delaware limited liability company, and CNL Income Talega, LLC, a Delaware limited liability company and Sun Life Assurance Company of Canada, a Canadian corporation

3.	Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated November 30, 2006 by and between CNL Income Talega, LLC and First American Title Insurance Company and Sun Life Assurance Company of Canada.

4.	Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated November 30, 2006 by and between CNL Income Valencia, LLC and First American Title Insurance Company and Sun Life Assurance Company of Canada.

5.	Multi-State Mortgage and Security Agreement dated November 30, 2006 between CNL Income Weston Hills, LLC and Sun Life Assurance Company of Canada.

6.	Mortgage and Security Agreement dated November 14, 2006 between CNL Income Palmetto, LLC and Sun Life Assurance Company of Canada

7.	Mortgage and Security Agreement dated November 14, 2006 between CNL Income Bear Creek, LLC and Sun Life Assurance Company of Canada

8.	Deed of Trust, Security Agreement and Fixture Filing dated November 14, 2006 by and between CNL Income South Mountain, LLC and First American Title Insurance Company and Sun Life Assurance Company of Canada.

9.	Deed of Trust, Security Agreement and Financing Statement dated February 9, 2007 by and between CNL Income Plantation, LLC and Sun Life Assurance Company of Canada.

10.	Deed of Trust, Security Agreement and Financing Statement dated February 9, 2007 by and between CNL Income Mansfield, LLC and Sun Life Assurance Company of Canada.

11.	Deed of Trust, Security Agreement and Financing Statement dated February 9, 2007 by and between CNL Income Fossil Creek, LLC and Sun Life Assurance Company of Canada.

12.	Deed of Trust, Security Agreement and Financing Statement dated February 9, 2007 by and between CNL Income Cinco Ranch, LLC and Sun Life Assurance Company of Canada.

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